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                                                                    Exhibit 10.2

        233 South Wacker Drive, Suite 2800
        Chicago, Illinois 60606
        Tel 312-231-2732
        Fax 312-234-3603

Bank of America N.A.

TO:         Circus and Eldorado Joint Venture
            407 North Virginia St.
            Reno, NV 89505

ATTN:       Bruce Sexton
TEL:        775-325-7339
FAX:        775-325-7114

FROM:       Bank of America, N.A.
            233 South Wacker Drive - Suite 2800
            Chicago, Illinois 60606
            Robert OHara / Mike Allison

Date:       13JUN02

Our Reference No. 25980

Internal Tracking Nos. 382856

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Circus and Eldorado Joint Venture and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Circus and Eldorado Joint Venture.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:


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Notional Amount:            USD 50,000,000.00

Trade Date:                 11JUN02

Effective Date:             13JUN02

Termination Date:           01MAR06, subject to adjustment in accordance with
                            the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:           Party A

Fixed Rate Payer Payment
Dates: The 1st of each March and September, commencing 01SEP02 and ending 01MAR06, subject to adjustment in accordance with the Modified Following Business
                            Day Convention. No Adjustment Of Period End Dates.

Fixed Rate:                 10.12500%

Fixed Rate Day Count
Fraction:                   30/360

Floating Amounts:

Floating Rate Payer:        Party B

Floating Rate Payer
Payment Dates:              The 1st of each March and September, commencing
                            01SEP02 and ending 01MAR06, subject to adjustment in accordance with the Modified Following Business
                            Day Convention.

Floating Rate for initial
Calculation Period:         TO BE SET

Floating Rate Option:       USD-LIBOR-BBA, except for the Initial Calculation
                            Period which shall be subject to the one and two month interpolated rate of USD-LIBOR-BBA.

Averaging:                  Inapplicable

Designated Maturity:        6 Month

Spread:                     Plus 5.31000%

Floating Rate Day Count
Fraction:                   Actual/360

Reset Dates:                The last day of each Calculation Period

Compounding:                Inapplicable

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     Business Days: New York, London

     Calculation Agent: Party A


3.   Recording of Conversations:

     Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

4.   Account Details:

     Account for payments to Party A:

                  USD
     NAME:        Bank of America, N.A.
     CITY:        New York
     ABA #:       026009593
     ATTN.        BOFAUS3N
     NAME.        Bank of America, N.A.
     CITY:        Charlotte
     ACCT:        6550219386
     ATTN:        Rate Derivative Settlements
     ATTN:        BOFAUS6SGDS

     Account for payments to Party B:

                  USD
     NAME:        Bank of America, N.A.
     CITY:        Reno, NV
     ABA #:       122400724
     NAME:        Silver Legacy Resort Casino
     ACCT:        470059296

5.   Offices:

     The Office of Party A for this Transaction is: Charlotte, NC

     Please send reset notices to fax no. (312-234-3603)

     The Office of Party B for this Transaction is: Nevada. USA

     Governing Law: The Laws of the State of New York (without reference to the conflict of laws provisions thereof)


     Credit Support Document: As per Agreement (and Credit Support Annex if applicable).

Credit Support Documents:



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     In addition to any Credit Support Documents specified in the Agreement, the following shall be Credit Support Documents with respect to Party B:

     (i) each agreement or document providing for collateral or security for the obligations of Party B hereunder.

Credit Support Providers:

     In addition to any Credit Support Providers specified in the Agreement, the following shall be Credit Support Providers with respect to Party B:

     (i) any person executing a Credit Support Document with respect to Party B.

Party B agrees and acknowledges that any and all Collateral, guarantees, or security interests heretofore or hereafter pledged, guaranteed, or granted to Party A pursuant to a Credit Agreement, guarantee, or related document shall also serve as collateral security for or guarantee of the obligations of Party B hereunder and Party B hereby grants to Party A a continuing security interest in any and all Collateral heretofore or hereafter pledged to Party A pursuant to a Credit Agreement or related document as security for any and all obligations of Party B hereunder. Party B agrees to cause any security interest granted pursuant to any Credit Agreement or related document to specifically include the obligations of Party B hereunder as secured obligations thereunder. As used herein, (a) "Credit Agreement" means any note, instrument, agreement or other document for borrowed money now or hereafter entered into between Party A and Party B, as the same may be amended, modified, supplemented, restated or replaced from time to time with the consent of Party A and (b) "Collateral" means any or all accounts, equipment, general intangibles, instruments, inventory, intellectual property and all proceeds and products of such in which Party B has an ownership interest or any other property which may be included or more specifically defined in such Credit Agreement.

Additional Termination Event.

     Additional Termination Event will apply. The following events shall constitute an Additional Termination Event with respect to which Party B shall be the Affected Party:

Definitions.

     "Credit Agreement" means the Second Amended and Restated Credit Agreement dated March 5, 2002, among Circus and Eldorado Joint Venture, a Nevada general partnership ("Borrower"), the financial institutions listed on the signature pages thereof (each individually referred to herein as a "Lender" and collectively as "Lenders"), and Bank of America, N.A., as Administrative Agent ("Administrative Agent")(as the same may be amended, supplemented, modified, renewed, replaced, consolidated,



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substituted or extended from time to time)

       (i) It shall be an Additional Termination Event hereunder if for any reason either Party A's obligation to lend under the Credit Agreement is terminated or Party A ceases to be a party to the Credit Agreement.

       (ii) If Party B fails to execute and deliver to Party A an ISDA Master Agreement in form and substance satisfactory to Party A on or before September 11, 2002.



       Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no.(312) 234-3603).





Yours Sincerely,

Bank of America, N.A.


    /s/ Dave Walker
    ------------------------
    Dave Walker
    Senior Vice President


Authorized Signatory

Accepted and confirmed as of the date first written:

Circus and Eldorado Joint Venture

By: /s/ Bruce C. Sexton
   ------------------------------------------

Name: Bruce C. Sexton
     ----------------------------------------

Title: Director of Finance and Administration
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Our Reference # 25980